Exhibit 10.2

GENERAL ASSIGNMENT AND BILL OF SALE

Reference is made to (i) that certain Strict Foreclosure Agreement, dated as of November 17, 2020 (as amended, supplemented or otherwise modified from time to time in accordance with the terms hereof, the “Strict Foreclosure Agreement”), by and among Summit Midstream Partners Holdings, LLC (“Borrower”) and a Summit Midstream Partners, LLC, as “Debtors”, and Credit Suisse AG, Cayman Islands Branch, as “Collateral Agent” (in such capacity, the “Collateral Agent”) and (ii) that certain Term Loan Agreement, dated as of March 21, 2017 (as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), by and among the Borrower, the lenders from time to party thereto, and the Collateral Agent. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned thereto in the Strict Foreclosure Agreement, and, if not defined therein, in the Credit Agreement.

This General Assignment and Bill of Sale is being delivered pursuant to the Strict Foreclosure Agreement.

For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Debtors hereby assign, transfer and convey (and shall be automatically deemed to have assigned, transferred and conveyed at the Effective Time) to each Applicable Transferee set forth on Schedule I hereto, such Applicable Transferee’s Ratable Share (as set forth on Schedule I hereto opposite such Applicable Transferee’s name) of Debtors’ right, title and interest in and to 2,306,972 common units (the “Applicable Units”) representing limited partner interests in Summit Midstream Partners, LP (“SMLP Common Equity”).

Pursuant to, and in accordance with, the Loan Documents, and Article 9 of the Uniform Commercial Code of the State of New York (together with the equivalent provisions of each other relevant jurisdiction, collectively, the “UCC”), the Borrower has pledged, and granted a Lien in favor of the Collateral Agent (for the benefit of the Lenders) on, 2,306,972 units of SMLP Common Equity (the “Specified Collateral”), and the portion of Specified Collateral representing the Applicable Units is hereby sold, assigned, transferred and conveyed to the Applicable Transferees (in accordance with their respective Ratable Shares) by virtue of the provisions of Section 9-620 of the UCC. Upon all Specified Collateral being conveyed to the Applicable Transferees (in their capacity as the Persons entitled thereto under the Loan Documents) in accordance with the Strict Foreclosure Agreement, and upon satisfaction of all other conditions to the Strict Foreclosure set forth in the Strict Foreclosure Agreement and the occurrence of the Effective Time, all Obligations (except any Surviving Obligations) owing to the Applicable Transferees shall be satisfied in full pursuant to the UCC and other applicable law.

The transfer of the Specified Collateral effectuated under this General Assignment and Bill of Sale is made in accordance with, and pursuant to, (i) the UCC and other applicable law, and (ii) the Strict Foreclosure Agreement, the Credit Agreement and the other applicable Loan Documents (including the Collateral Agreement).

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IN WITNESS WHEREOF, the undersigned have caused this General Assignment and Bill of Sale to be duly executed as of the 17th day of November, 2020.

SUMMIT MIDSTREAM PARTNERS HOLDINGS, LLC

By:	/s/ J. HEATH DENEKE
Name: J. Heath Deneke
Title: President and Chief Executive Officer

SUMMIT MIDSTREAM PARTNERS, LLC

By:	/s/ J. HEATH DENEKE
Name: J. Heath Deneke
Title: President and Chief Executive Officer

SCHEDULE I

Applicable Transferee	Applicable Units
Delaware Floating Rate Fund, a series of Delaware Group Income Funds	23061
Macquarie Senior Secured Loans Fund	1665
Macquarie/ First Trust Global Infrastructure / Utilities Dividend and Income Fund	16337
ALLIANZGI CONVERTIBLE & INCOME 2024 TARGET TERM FUND	12573
SAN DIEGO COUNTY EMPLOYEES RETIREMENT ASSOCIATION	27850
WEST CLO 2013-1 LTD	35959
WEST CLO 2014-1 LTD	40454
WEST CLO 2014-2 LTD	50972
B&M CLO 2014-1 Ltd	30553
Midwest Operating Engineers Pension Trust Fund	2059
Bank Loan Core Fund	31464
BCM 2014-I ETB, Inc.	23223
BLLC 2019-I ETB, Inc.	18243
BLLC 2019-II ETB, Inc.	6940
Corre Opportunities Qualified Master Fund, LP	36884
Corre Horizon Fund, LP	7495
DoubleLine Income Solutions Fund	33058
DoubleLine Opportunistic Credit Fund	4104
Parallel ETB 2015-1 Ltd.	2861
Parallel ETB 2017-1 Ltd.	4333
Parallel ETB 2018-1 Ltd.	4281
Jefferies LLC	3475
PensionDanmark Pensionsforsikringsaktieselskab c/o Oak Hill Advisors, LP	10034
Pioneer High Income Trust	12271
Pioneer Diversified High Income Trust	5709
Pioneer Floating Rate Fund	6293
Pioneer Floating Rate Trust	23920
Ares XXVII CLO Tax Subsidiary Inc.	12189
Ares XXVIIIR CLO Tax Subsidiary Inc.	13531

Applicable Transferee	Applicable Units
Ares XXIX CLO Tax Subsidiary Inc.	10615
Ares XXXIR CLO Tax Subsidiary Inc.	22374
Ares XXXIIR CLO Tax Subsidiary Inc.	11874
Ares XXXIV CLO Tax Subsidiary Inc.	18999
Ares XXXVR CLO Tax Subsidiary Inc.	10974
Ares XXXVII CLO Issuer Subsidiary Inc.	17083
Ares XXXVIII CLO Tax Subsidiary Inc.	10408
Ares XXXIX CLO Tax Subsidiary Inc.	11874
Ares XL CLO Tax Subsidiary Inc.	17533
Ares XLI CLO Tax Subsidiary Inc.	15166
Ares XLII CLO Tax Subsidiary Inc.	11403
Ares XLIII CLO Tax Subsidiary Inc.	17607
Ares XLIV CLO Tax Subsidiary Inc.	43316
Ares XLV CLO Issuer Subsidiary Inc.	11265
Ares XLVI CLO Tax Subsidiary Inc.	14657
Ares XLVII CLO Tax Subsidiary Inc.	17100
Ares XLVIII CLO Tax Subsidiary Inc.	12843
Ares XLIX CLO Tax Subsidiary Inc.	11332
Apidos CLO XI Blocker B	14803
Apidos CLO XII Blocker A	13380
Apidos CLO XV Blocker A	15164
Apidos CLO XVIII-R Blocker A	19850
Apidos CLO XX Blocker A	14329
Apidos CLO XXI Blocker A	15002
Apidos CLO XXII Blocker A	16707
Apidos CLO XXIII Blocker A	16628
Apidos CLO XXIV Blocker A	14728
Apidos CLO XXIX Blocker A	17321
Apidos CLO XXV Blocker A	21773
Apidos CLO XXVI Blocker A	17265
Apidos CLO XXVII Blocker A	16284
Apidos CLO XXVIII Blocker A	25377
Apidos CLO XXX Blocker A	15946
Apidos CLO XXXI Blocker A	21409

Applicable Transferee	Applicable Units
CVC Credit Partners Global Yield Blocker, LLC	5607
AMMC CLO 20, LIMITED	8990
Blue Cross and Blue Shield of Florida, Inc.	8209
BAYVK R2-FONDS	24437
EAF comPlan II - Private Debt	1824
Chevron Master Pension Trust	5929
GGH US BL Ametrine Sub-Trust a Sub- Trust of Guggenheim Amethyst Trust	2919
Endurance Assurance Corporation	1824
Guggenheim Taxable Municipal Managed Duration Trust	1140
Guggenheim Energy and Income Fund	6894
Guggenheim Credit Allocation Fund	16582
Guggenheim Funds Trust - Guggenheim Hi gh Yield Fund	3781
Guggenheim Funds Trust - Guggenheim Floating Rate Strategies Fund	6894
Guggenheim Funds Trust - Guggenheim Macro Opportunities Fund	15167
Guggenheim Strategic Opportunities Fund	15963
Health Care Service Corporation, a Mutual Legal Reserve Company	5473
I.A.M. National Pension Fund	2280
Maverick Enterprises, Inc.	3792
Midland National Life Insurance Company	17103
GGH Leveraged Loan Fund, A Series Trust of MYL Global Investment Trust	2280
North American Company for Life and Health Insurance	1596
PartnerSelect High Income Alternatives Fund	228
Sonoma County Employees’ Retirement As sociation	1824
ZILUX FCP-SIF - Zilux Senior Loans Global	5017
1828 PPP, LLC	6841
Auburn PPP, LLC	12410
Guggenheim CLO 2019-1 PPP, LLC	13941
Hempstead II PPP, LLC	11082

Applicable Transferee	Applicable Units
Mercer Field II PPP, LLC	60325
Seven Sticks PPP, LLC	15050
GPF SMLP, LLC	24096
City National Rochdale Fixed Income Opportunities Fund	14133
Mountain View CLO IX Tax Sub LLC	16978
Mountain View CLO X Tax Sub LLC	34717
Mountain View CLO XIV Tax Sub LLC	28390
Mountain View CLO 2013-1 Tax Sub LLC	12336
Mountain View CLO 2014-1 Tax Sub LLC	8981
Mountain View CLO 2016-1 Tax Sub LLC	8152
Mountain View CLO 2017-1 Tax Sub LLC	20683
Mountain View CLO 2017-2 Tax Sub LLC	10334
Virtus Seix Floating Rate High Income Fund	114583
Credit Suisse Loan Funding LLC	128892
BNPP IP CLO 2014-I, Ltd.	21719
BNPP IP CLO 2014-II, Ltd.	21719
PPM Floating Rate Income Fund	412
JNL/PPM America Floating Rate Income Fund	16064
PPM CLO 2018-1 Ltd.	8232
PPM CLO 3 Ltd.	6639
Wind River Fund, LLC	14512
TCI-Flatiron CLO 2016-1 Equity Holdings LLC	6030
TCI-Flatiron CLO 2017-1 Equity Holdings LLC	9653
TCI-Flatiron CLO 2018-1 Equity Holdings LLC	6359
Flatiron CLO 2015-1 Equity Holdings LLC	4822
Flatiron CLO 2017-1 Equity Holdings LLC	5063
Flatiron CLO 2018-1 Equity Holdings LLC	7875
Flatiron CLO 2019-1 Equity Holdings LLC	6897
New York Life Insurance Company	3051
New York Life Insurance and Annuity Corporation	2120
MainStay Floating Rate Fund, a series of MainStay Funds Trust	15430

Applicable Transferee	Applicable Units
MainStay VP Floating Rate Portfolio, a series of MainStay VP Funds Trust	8438
CIFC 2012-II-R Blocker 1 LLC	5723
CIFC 2013-III-R Blocker 1 LLC	4483
CIFC 2013-IV Blocker 1 LLC	2353
CIFC 2014 Blocker 1 LLC	9438
CIFC 2014-III Blocker 1 LLC	5200
CIFC 2014-II-R Blocker 1 LLC	5136
CIFC 2014-IV-R Blocker 1 LLC	4460
CIFC 2014-V Blocker 1 LLC	8839
CIFC 2015-I Blocker 1 LLC	9018
CIFC 2015-II Blocker 1 LLC	6750
CIFC 2015-III Blocker 1 LLC	4969
CIFC 2015-IV Blocker 1 LLC	3593
CIFC 2015-V Blocker 1 LLC	3269
CIFC 2016-I Blocker 1 LLC	4985
CIFC 2017-I Blocker 1 LLC	24597
CIFC 2017-II Blocker 1 LLC	14627
CIFC 2017-III Blocker 1 LLC	17167
CIFC 2017-IV Blocker 1 LLC	10563
CIFC 2017-V Blocker 1 LLC	20481
CIFC 2018-I Blocker 1 LLC	10813
CIFC 2018-III Blocker 1 LLC	11787
CIFC 2018-V Blocker 1 LLC	8082
CIFC 2019-I Blocker 1 LLC	24698
CIFC 2019-II Blocker 1 LLC	36486
CIFC 2019-III Blocker 1 LLC	37566
CIFC 2019-IV Blocker 1 LLC	14384
CIFC Loan Opportunity Fund Blocker 1 LLC	12824
CIFC Loan Opportunity Fund II Blocker 1 LLC	9618
JSS Special Investments FCP (SIF) - JSS Senior Loan Fund	38171
Total	2,306,972